UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2004

SALEM COMMUNICATIONS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-26497 (Commission File Number)	77-0121400 (IRS Employer Identification No.)

4880 Santa Rosa Road, Camarillo, California (Address of Principal Executive Offices)	93012 (Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

TABLE OF CONTENTS

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
ITEM 9. REGULATION FD DISCLOSURE
EXHIBITS
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)     Exhibits. The following exhibit is furnished with this report on Form 8-K:

Exhibit No.	Description

99.1	Press release, dated July 1, 2004, of Salem Communications Corporation announcing the redemption of $52.5 million of 9% Senior Subordinated Notes.

ITEM 9.     REGULATION FD DISCLOSURE*

The following information and the exhibit relating thereto is furnished pursuant to Item 9 of this Current Report on Form 8-K. On June 29, 2004, Salem Communications Corporation announcing the redemption of $52.5 million of 9% Senior Subordinated Notes.

     * The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: July 1, 2004
By: /s/ EVAN D. MASYR

Evan D. Masyr
Vice President of Accounting and Corporate Controller

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

99.1	Press release, dated July 1, 2004, of Salem Communications Corporation announcing the redemption of $52.5 million of 9% Senior Subordinated Notes.

EXHIBIT 99.1

Salem Communications Announces Completion of Redemption of $52.5 Million of
9% Senior Subordinated Notes

CAMARILLO, Calif.--(BUSINESS WIRE)—July 1, 2004--Salem Communications Corporation (Nasdaq:SALM), the leading radio broadcaster focused on religious and family themed programming, announced today that Salem Communications Holding Corporation, a wholly-owned subsidiary, has completed the redemption of $52.5 million of its outstanding 9% senior subordinated notes due July 2011.

Salem will report a one-time loss of approximately $6.2 million resulting from the early redemption.

Salem Communications Corporation, headquartered in Camarillo, California, is the leading U.S. radio broadcaster focused on religious and family themes programming. Upon completion of all pending transactions, the company will own and/or operate 97 radio stations, mainly comprised of three primary formats: Christian Teaching/Talk; News/Talk; and Contemporary Christian Music. In addition to its radio properties, Salem owns the Salem Radio Network, which syndicates talk, news and music programming to over 1,600 affiliated radio stations; Salem Radio Representatives, a national sales organization; Salem Web Network, the leading Internet provider of Christian content and online streaming; and Salem Publishing, a Christian magazine publisher. For more information, visit Salem Communications' web site at www.salem.cc.

Forward-Looking Statements

Statements used in this press release that relate to future plans, events, financial results, prospects or performance are forward-looking statements as defined under the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those anticipated as a result of certain risks and uncertainties, including but not limited to the ability of Salem to close and integrate announced transactions, market acceptance of recently launched music formats, competition in the radio broadcast, Internet and publishing industries and from new technologies, adverse economic conditions, and other risks and uncertainties detailed from time to time in Salem's periodic reports on Forms 10-K, 10-Q, 8-K and other filings filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Salem undertakes no obligation to update or revise any forward-looking statements to reflect new information, changed circumstances or unanticipated events.

Contact: Denise Davis
(805) 384-4508
DeniseD@salem.cc